DylanFloyd Accounting & Consulting An Accountancy Corporation

20909 Judah Lane Newhall CA 91321

                                Tel No: 818-324-2778 Fax: 818-561-3794

The Audit Committee

Kid Castle Educational Corporation (KDCE) c/o Frank Igwealor

Chairman and CEO

370 Amapola Ave., Suite 200A Torrance, CA 90501

Tel. 310.895.1839; 424.358.1046

Email: figwealor@goldsteinfranklin.com

Attention: Mr. Frank Igwealor,

This letter (the “Engagement Letter”) confirms our understanding of our engagement to provide professional services to Kid Castle Educational Corporation (“KDCE”).

Objectives and Limitations of Services

Audit Services

We will perform an audit of KDCE financial statements. Based on our audit, we will issue a written report on KDCE financial statements as set forth in Appendix I.

We have the responsibility to conduct and will conduct the audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), with the objective of expressing an opinion as to whether the presentation of the financial statements conforms with U.S. generally accepted accounting principles.

In conducting the audit, we will perform tests of the accounting records and such other procedures, as we consider necessary in the circumstances, to provide a reasonable basis for our opinion on the financial statements. We also will assess the accounting principles used and significant estimates made by management, and evaluate the overall financial statement presentation.

Our audit of the financial statements is planned and performed to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. Although not absolute assurance, reasonable assurance is a high level of assurance. Absolute assurance is not attainable because of the nature of audit evidence and the characteristics of fraud. Therefore, there is a risk that material errors, fraud (including fraud that may be an illegal act), and other illegal acts may exist and not be detected by an audit of financial statements performed in accordance with the standards of the PCAOB. Also, an audit is not designed to detect errors or fraud that is immaterial to the financial statements.

Subject to the remainder of this paragraph, we will issue a written report upon completion of our audit of KDCE financial statements addressed to the board of directors of KDCE. Our report will be in a form that is in accordance with the published rules and regulations of the SEC and the standards of the PCAOB. We cannot provide assurance that an unqualified opinion will be expressed. Circumstances may arise in which it is necessary for us to modify our report or withdraw from the engagement. If, during the performance of our audit, circumstances arise which make it necessary to modify our report or withdraw from the engagement, we will communicate to Audit Committee [or equivalent body established by and amongst the board of directors] our reasons for modification or withdrawal. Similarly, if during performance of our review procedures we become aware of matters that make it necessary to modify our report or withdraw from the engagement, we will discuss such matters with management and, if appropriate, communicate such matters to the Audit Committee [or equivalent body established by and amongst the board of directors].

While our report may be sent to KDCE electronically for your convenience, only the hard copy report is to be relied upon as our work product.

Internal Control over Financial Reporting

In planning and performing our audit of the financial statements, we will consider KDCE internal control over financial reporting in order to determine the nature, timing, and extent of our audit procedures for the purpose of expressing an opinion on the financial statements and not to provide assurance on internal control over financial reporting. The scope on this engagement does not include an Integrated Audit.

The objective of our audit of the financial statements is not to report on KDCE internal control over financial reporting, and we are not obligated to search for material weaknesses or significant deficiencies as part of our audit of the financial statements. A material weakness in internal control over financial reporting is a deficiency, or combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of the financial statements will not be prevented, or detected on a timely basis. A significant deficiency is a deficiency, or combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the company’s financial reporting.

KDCE agrees that all records, documentation, and information we request in connection with our audit will be made available to us, that all material information relevant to its statements will be disclosed to us, and that we will have full cooperation of KDCE personnel. At the conclusion of the engagement, management agrees to supply us with a representation letter. The written representations, specific inquiries of management, and the results of our audit procedures comprise the evidential matter we will rely upon in providing the reasonable assurance of KDCE financial statements.

Registration Statements and Other Offering Documents

Should KDCE wish to include or incorporate by reference these financial statements and our audit report thereon into a future filing under the Securities Act of 1933, as amended, or an exempt offering, prior to our consenting to include or incorporate by reference our report on such financial statements, we would consider our consent to the inclusion  of our report and the terms thereof at that time. We will be required to perform procedures as required by the standards of the PCAOB, including, but not limited to, reading other information incorporated by reference in the registration statement or other offering document and performing subsequent event procedures. Our reading of the other information included or incorporated by reference in the offering document will consider whether such information, or the manner of its presentation, is materially inconsistent with information, or the manner of its presentation, appearing in the financial statements. However, we will not perform procedures to corroborate such other information (including forward-looking statements). The specific terms of our future services with respect to future filings or other offering documents will be determined at the time the services are to be performed.

Our Responsibility to Communicate with the Audit Committee/Board of Directors

While the objective of our audit of the financial statements is not to report on KDCE internal control, and we are not obligated to search for material weaknesses or significant deficiencies in internal control over financial reporting as part of our audit of the financial statements, we will communicate material weaknesses or significant deficiencies in internal control over financial reporting to the audit committee/board of directors to the extent they come to our attention.

We will report to the audit committee/board of directors the following matters prior to the issuance of our audit report:

•               An overview of our overall audit strategy, timing of the audit and the significant risks identified during our risk assessment procedures.

•               Management’s initial selection of, or changes in, significant accounting policies or the application of such policies in the current period; and the effect on financial statements or disclosures of significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or consensus, or diversity in practice.

•               All critical accounting policies and practices to be used, including the reasons certain policies and practices are considered critical; and how current and anticipated future events might affect the determination of whether certain policies and practices are considered critical.

•               A description of the process management used to develop critical accounting estimates, management’s significant assumptions used in critical accounting estimates that have a high degree of subjectivity, and any significant changes management made to the process used to develop critical accounting estimates or management’s significant assumptions, including a description of management’s reasons for the changes and the effects of the changes on the financial statements.

•               Significant transactions that are outside of the normal course of business for KDCE or that otherwise appear to be unusual due to their timing, size, or nature; and the policies and practices used to account for significant unusual transactions, and our understanding of the business rationale for significant unusual transactions.

•                Our evaluation of the quality of the KDCE financial reporting.

•                All material weaknesses and significant deficiencies in internal control over financial reporting identified during the audit. If a material weakness or significant deficiency exists because of the oversight of KDCE external financial reporting and internal control over financial reporting by the board of directors, we report such deficiency in writing to the board of directors.

•                Corrected misstatements arising from the audit and the implications that such corrected misstatements might have on KDCE financial reporting process. In this context, corrected misstatements are proposed corrections of the financial statements that were recorded by management and, in our judgment, may not have been detected except through the auditing procedures performed.

•                Uncorrected misstatements aggregated during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in aggregate.

•                Corrected and uncorrected misstatements regarding the supplemental information identified during performance of audit procedures on the supplemental information and in the audit of the financial statements.

•                All relationships between DylanFloyd Accounting & Consulting and its related entities and KDCE and its  related entities or persons in financial reporting oversight roles at KDCE that may reasonably be thought to bear on independence.

•                Other matters required to be communicated by the standards of the PCAOB or that are deemed by us to be significant to the oversight of KDCE Corp. financial reporting process.

We will also read minutes, if any, of relevant committee meetings for consistency with our understanding of the communications made to the audit committee/board of directors and determine that the board of directors has received copies of all material written communications between ourselves and management. We will also determine that the board of directors has been informed of (i) the initial selection of, or the reasons for any change in, significant accounting policies or their application during the period under audit, (ii) the methods used by management to account for significant unusual transactions, (iii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, and (iv) our communication to management of all deficiencies in internal control over financial reporting, identified during the audit and not previously communicated in writing by us or others, including internal auditors or others within KDCE.

To the extent that they come to our attention, we will inform the appropriate level of management about any illegal acts, unless they are clearly inconsequential, material errors in the financial statements and any instances of fraud. Further, to the extent they come to our attention, we also will communicate directly to the audit committee/board of directors illegal acts unless they are clearly inconsequential, material errors in the financial statements and any instances of fraud that involve senior management or that, in our judgment, cause a material misstatement of the financial statements.

In addition, if we become aware of information that relates to the financial statements after we have issued our report, but which was not known to us at the date of our report, and which is of such a nature and from such a source that we would have investigated that information had it come to our attention during the course of our audit and/or review procedures, we will, as soon as practicable: (1) communicate such an occurrence to the audit committee/board of directors; and, (2) undertake an investigation to determine whether the information is reliable and whether the facts existed at the date of our report. Further, management agrees that in conducting that investigation, we will have the full cooperation of KDCE personnel. If the subsequently discovered information is found to be of such a nature that (a) our report would have been affected if the information had been known as of the date of our report and (b) we believe that the report is/are currently being relied upon or is/are likely to be relied upon by someone who would attach importance to the information, appropriate steps will be taken by DylanFloyd Accounting & Consulting and expected from KDCE to prevent further reliance on our report. Such steps include appropriate disclosures by KDCE of the newly discovered facts and the impact to the financial statements.

Our Responsibility to Communicate with Management

We will report to management the following matters prior to the issuance of our audit report on the financial statements and our review report on management’s exemption report:

•               All material weaknesses and significant deficiencies in internal control over financial reporting identified during the audit.

•               Accumulated misstatements regarding the supplemental information to provide management with an opportunity to correct them.

Management Responsibilities

The management of KDCE is responsible for the fair presentation, in accordance with U.S. generally accepted accounting principles, of the financial statements, including disclosures and supplemental information accompanying the financial statements, and all representations contained therein. Management also is responsible for identifying and ensuring that KDCE complies with laws and regulations applicable to its activities, and for informing us of any known material violations of such laws and regulations. Management also is responsible for preventing  and detecting fraud, including the design and implementation of programs and controls to prevent and detect fraud, for adopting sound accounting policies, and for establishing and maintaining effective internal controls and procedures for financial reporting to maintain the reliability of the financial statements and to provide reasonable assurance against the possibility of misstatements that are material to the financial statements. Management is also  responsible for informing us, of which it has knowledge, of all deficiencies in the design or operation of such controls. The audit of the financial statements does not relieve management or those charged with governance of their responsibilities.

Management of KDCE also agrees that all records, documentation, and information we request in connection with our audit will be made available to us, that all material information will be disclosed to us, and that we will have the full cooperation of KDCE personnel. As required by the standards of the PCAOB, we will make specific inquiries of management about the representations embodied in the financial statements and the effectiveness of internal control over financial reporting, and obtain a representation letter from management about these matters. The responses to our inquiries, the written representations, and the results of audit tests, among other things, comprise the evidential matter we will rely upon in forming an opinion on the financial statements.

Management also acknowledges that it will not include our auditors’ report on the supplemental information in any document that contains the supplemental information that indicates that we have reported on such supplemental information. Management also acknowledges that it will not present the supplemental information with the audited financial statements, to make the audited financial statements readily available to the intended users of the supplemental information. Management is responsible for adjusting the financial statements to correct material misstatements and for affirming to us in the representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements being reported upon, taken as a whole.

Notice of independence standards

A registered public accounting firm and its associated persons must be independent of the firm's audit client throughout the audit and professional engagement period.

Under Rule 3520, a registered public accounting firm or associated person's independence obligation with respect to an audit client that is an issuer encompasses not only an obligation to satisfy the independence criteria set out in the rules and standards of the PCAOB, but also an obligation to satisfy all other independence criteria applicable to the engagement, including the independence criteria set out in the rules and regulations of the Commission under the federal securities laws. To meet such standards, we cannot prepare, edit, compile or help prepare the audit report, except for the opinion letter. These are management’s responsibility.

Rule 3520 applies only to those associated persons of a registered public accounting firm required to be independent of the firm's audit client by standards, rules or regulations of the Commission or other applicable independence criteria.

We contend that based upon the above standards, we are independent of the Company.

Review of interim financials

In conjunction with the annual audit, we will also perform reviews of the Company's unaudited quarterly financial information for each of the four quarters in the years ending December 31, 2019. For these, we will perform reviews of that information before the Form 10-Q is filed. The objective of a review is to provide a basis for communicating whether there are any material modifications that should be made to the interim financial information for it to conform to GAAP.

These reviews will be conducted in accordance with the standards of the PCAOB. A review of interim financial information consists principally of performing analytical procedures and making inquiries of persons responsible for financial and accounting matters. It includes obtaining sufficient knowledge of the Company's business and its internal control as it relates to the preparation of both annual and interim financial information to identify the types of potential material misstatements in the interim financial information and consider the likelihood of their occurrence, and to select the inquiries and analytical procedures that will provide a basis for communicating whether there are material modifications that should be made to the interim financial information for it to conform with GAAP. A review is substantially less in scope than an audit conducted in accordance PCAOB standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we will not express opinions on the interim financial information.

Management is responsible for the Company's interim financial information and for establishing and maintaining effective internal control over financial reporting. It is also responsible for identifying and ensuring that the Company complies with the laws and regulations applicable to its activities; making all financial records and related information available to us; adjusting the interim financial information to correct material misstatements; and affirming that the effects of any uncorrected misstatements pertaining to the periods under review are immaterial, both individually and in the aggregate, to the interim financial information taken as a whole.

We will communicate to the audit committee and management any matters that come to our attention as a result of the reviews that we believe may require material modifications to the quarterly financial information to make it conform with GAAP. We will also communicate any significant deficiencies or material weaknesses that come to our attention. If, for any reason, we are unable to complete our reviews or are unable to obtain or have not obtained limited assurance on the interim financial information, we may decline to issue reports as a result of our engagements, and we will notify the audit committee and management. At the conclusion of our reviews, you agree to provide certain representations from management about the financial statements and related matters.

We are required to read any document, including the annual report to shareholders and filings with the SEC, that contains or incorporates by reference our audit or interim review reports, or contains any reference to us. We will read the annual report for the purpose of determining whether other information in the annual report (including the manner of its presentation) is materially inconsistent with information in the financial statements or management's assessment of the effectiveness of the Company's internal control over financial reporting. We assume no obligation to perform procedures to corroborate such other information as part of our audit.

Regarding electronic filings, management agrees that, before filing any document in electronic format with the SEC with which we are associated, we will be advised of the proposed filing on a timely basis. We will provide the Company a signed copy of our report and consent. These manually signed documents will serve to authorize the use of our name prior to the Company's electronic transmission. Management will provide us with a complete copy of the accepted document.

Dispute Resolution

Any dispute or claim arising out of, or relating to, this Engagement Letter or the services provided hereunder, or any other audit or attest services provided by, or on behalf of, DylanFloyd Accounting & Consulting or any of its subcontractors or agents to KDCE or at its request, shall be submitted first to non-binding mediation (unless either party elects to forego mediation by initiating a written request for arbitration) and if mediation is not successful within

90 days after the issuance by one of the parties of a request for mediation then to binding arbitration in accordance with the Rules for Professional Accounting and the Related Services Disputes of the American Arbitration  Association before resorting to litigation. The costs of any mediation proceeding shall be shared equally by all  parties. Any issue concerning the extent to which any dispute is subject to arbitration, or any dispute concerning the applicability, interpretation, or enforceability of these dispute resolution procedures, including any contention that all or part of these procedures is invalid or unenforceable, shall be governed by and resolved by the arbitrators. By operation of this provision, the parties agree to forego litigation over such disputes in any court of competent jurisdiction.

Mediation, if selected, may take place at a location to be designated by the parties and shall take place in Los Angeles, California. Damages that are inconsistent with any applicable agreement between the parties or that are  not measured by the prevailing party’s actual damages shall be unavailable in arbitration or any other forum. For the sake of clarity, the preceding sentence is not intended to prohibit any claim for punitive damages. In no event, even  if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction.

Either party may seek to enforce any written agreement reached by the parties during mediation, or to confirm and enforce any final award entered in arbitration, in any court of competent jurisdiction. Notwithstanding the agreement to such procedures, either party may seek equitable relief to enforce its rights in any court of competent jurisdiction.

Liability and Subpoena:

It is understood that you will not seek to hold or cause or assist to hold liable, jointly or severally, the members of my audit team for damages on account of any good faith act or omission on their part, or in respect to any particular deficiency in the financial statements and reports audited. The foregoing does not apply to liability for damages arising out of any act or omission not in good faith or constituting gross negligence or recklessness. You will not subpoena or otherwise call my firm or any member of the audit/review team to testify in any action to which any such person or organization is not a party with respect to any of the work or the reports or with respect to any information acquired or developed in connection therewith.

Other Matters

All disputes with  regard  to,  arising  out  of,  or  relating  to  services  provided  pursuant  to  this  Engagement  Letter (whether based in contract, tort, statute, regulation, or otherwise and whether pending in court or in an arbitral forum) shall be governed by, and construed in accordance with, the substantive and procedural laws of the State of California, including without limitation, its statutes of limitations, without regard to the conflict of laws provisions of California or any other state or jurisdiction.

This letter shall serve as KDCE authorization for the use of e-mail and other electronic methods to transmit and receive information, including confidential information, between DylanFloyd Accounting & Consulting and KDCE and between DylanFloyd Accounting & Consulting and outside specialists or other entities engaged by either DylanFloyd Accounting & Consulting or KDCE. KDCE acknowledges that e-mail travels over the public Internet, which is not a secure means of communication and, thus, confidentiality of the transmitted information could be compromised through no fault of DylanFloyd Accounting & Consulting. DylanFloyd Accounting & Consulting will employ commercially reasonable efforts and take appropriate precautions to protect the privacy and confidentiality of transmitted information.

Further, for purposes of the services described in this letter only, KDCE hereby grants to DylanFloyd Accounting & Consulting a limited, revocable, non-exclusive, non-transferable, paid up and royalty-free license, without right of sublicense, to use all logos, trademarks and service marks of KDCE Financial solely for presentations or reports to KDCE or for internal DylanFloyd Accounting & Consulting presentations and intranet sites.

DylanFloyd Accounting & Consulting is comprised of both certified public accountants and certain principals who are not licensed as certified public accountants. Such principals may participate in the engagements to provide the services described in this letter.

Access to Audit Documentation by Regulators and Others

The audit documentation for this engagement is the property of DylanFloyd Accounting & Consulting. In the event DylanFloyd Accounting & Consulting is requested pursuant to subpoena or other legal process to produce its documents and/or testimony relating to this engagement for KDCE in judicial or administrative proceedings to which DylanFloyd Accounting & Consulting is not a party, KDCE shall reimburse DylanFloyd Accounting & Consulting at standard billing rates for its professional time and expenses, including reasonable attorney’s fees, incurred in responding to such requests.

We may also be requested to make certain audit documentation available to the PCAOB and state and federal regulators pursuant to authority provided by law or regulation. If so requested, access to such audit documentation will be provided. Furthermore, the PCAOB and state and federal regulators may obtain copies of selected audit documentation. The PCAOB and state and federal regulators may intend, or decide, to distribute the copies or information contained therein to others, including the SEC and other government agencies. We agree to communicate to you on a timely basis any requests by the PCAOB for access to the audit documentation as part of its inspection process and when it desires direct contact with members of the board of directors.

Fees for Services and Additional Reports

Our fees for this engagement will be based on a fixed fee of USD 13,500 as set forth in Appendix I, plus travel and other out-of-pocket costs such as report production, word processing, postage, etc., 50% upfront and  50 % upon presentation of the final audit report.

Our standard hourly rates vary according to the degree of responsibility involved and the experience level of the personnel assigned to your audit.

Our fee and completion of our work is based on anticipated cooperation from Company personnel; timely responses to our inquiries; timely communication of all significant accounting and financial matters; and the assumption that unexpected circumstances will not be encountered during the engagement. If significant additional time is necessary, we will keep Company management informed of any problems we encounter and our fees will be adjusted accordingly. Our invoices for these fees will be rendered each month as work progresses and are payable on presentation.

Albert Garcia, C.P.A is the engagement partner and is responsible for supervising the engagement and signing the report or authorizing another individual to sign it. We expect to begin our audit [10K] on the date we received the “upfront fee”.

If we elect to terminate our services for nonpayment, or for any other reason provided for in this letter, our engagement will be deemed to have been completed upon written notification of termination, even if we have not completed our report. You will be obligated to compensate us for all time expended, and to reimburse us for all of  our out-of-pocket costs, through the date of termination.

You retain the right to terminate our services at any time with prior notification and sufficient cause, but agree to compensate us for the amount of this agreement and for all out of pocket cost through date of termination.

In addition, fees for any special audit-related projects, such as research and/or consultation on special business or financial issues, will be billed separately from the audit fees for professional services set forth in Appendix I and may be subject to written arrangements supplemental to those in this letter.

Our engagement herein is for the provision of annual audit services for the financial statements and for the periods described in Appendix I, and it is understood that such services are provided as a single annual engagement. Pursuant to our arrangement as reflected in this letter, we will provide the services set forth in Appendix I as a single engagement for each of KDCE subsequent fiscal years until either the board of directors or we terminate this agreement, or mutually agree to the modification of its terms. The fees for each subsequent year will be annually subject to negotiation and approval by the management of KDCE.

We shall be pleased to discuss this letter with you at any time. For your convenience in confirming these arrangements, we enclose a copy of this letter. Please sign and return it to us to indicate your acknowledgement of, and agreement with, the arrangements for our audit of the financial statements including our respective responsibilities.

Very truly yours,

DylanFloyd Accounting & Consulting

Albert Garcia, CPA

Partner

ACCEPTED: KDCE

Authorized Signature [Board of Directors]

Chairman and CEO

Title

2/3/2020

Date

Appendix I

Fees for Services

Based upon our discussions with, and representations of, management, our fees for services we will perform are estimated as follows:

•         Audit of the statement of financial condition of KDCE as of December 31, 2019, the related statements of income (operations) and comprehensive income, stockholders’ equity, and cash flows for the year ended December 31, 2019, and the related notes to the financial statements.

$ 13,500.00 (Fixed Fee)

•                  10 Q - Interim Review of KDCE and the related statements of income (operations) and comprehensive income, stockholders’ equity, and cash flows for the quarter ended and the related notes to the financial statements.

$ 0.00